                                                                   EXHIBIT 10.52



                        ASSIGNMENT OF RECORDED DOCUMENTS

                           Dated as of April 7, 1995

         FOR AND IN CONSIDERATION of One Dollar ($1.00) and further good and valuable consideration to it in hand paid, the receipt of which is hereby acknowledged, NWC FUNDING CORPORATION, a Delaware corporation ("Assignor"), hereby sells, transfers and assigns, without recourse, to NORWEST CORPORATION, a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and to the following documents (collectively, the "Assigned Documents"):

         1. Mortgage and Security Agreement and Fixture Financing Statement Securing a Revolving Line of Credit dated August 5, 1986, filed of record August 7, 1986, as Document No. 1745421 executed by NWC Limited Partnership and Norwest Bank Building Company to Deutsche Bank AG, New York Branch, in the original principal amount of $110,000,000.00.

         Amended by Amendment to Mortgage and Security Agreement and Fixture Financing Statement Securing a Revolving Line of Credit dated January 15, 1987, filed of record January 22, 1987, as Document No. 1795812.

         Assigned by Deutsche Bank AG, New York Branch and Deutsche Bank AG, Cayman Island Branch to NWC Funding Corporation pursuant to Assignment of Mortgage and Security Agreement and Fixture Financing Statement dated November 4, 1987, filed of record November 16, 1987, as Document No. 1888189.

         Amended and restated pursuant to Amendment and Restatement of Mortgage and Security Agreement and Fixture Financing Statement dated as of November 4, 1987, filed of record November 16, 1987, as Document No. 1888191.

         Collaterally assigned from NWC Funding Corporation to Deutsche Bank AG, New York Branch and Morgan Guaranty Trust Company of New York, as their interests may appear, pursuant to an Assignment and Security Agreement dated as of November 4, 1987, filed of record December 14, 1987, as Document No. 1894794, which collateral Assignment and Security Agreement has been satisfied and terminated by a Satisfaction and Termination dated as of April 1995, filed of record _______, 1995, as Document No. ________.

         Amended by a First Amendment to Mortgage and Security Agreement and Fixture Financing Statement Securing a Revolving Line of Credit dated as of August 7, 1992, filed of record October 8, 1992, as Document No. 2304100, by and between NWC Limited Partnership, a Minnesota limited partnership, and NWC Funding Corporation, a Delaware corporation.

         Amended by a Second Amendment to Mortgage and Security Agreement and Fixture Financing Statement Securing a Revolving Line of Credit dated September 29, 1993, filed of record ________, 1995, as Document No.
         __________.

         2. Assignment of Leases and Rents dated August 5, 1986, filed of record August 7, 1986, as Document No. 1745422, by and between NWC Limited Partnership, Norwest Bank Building Company and Deutsche Bank AG, New York Branch.

         Amended by First Amendment to Assignment of Leases and Rents dated January 15, 1987, filed of record January 22, 1987, as Document No. 1795813.

         Assigned by Deutsche Bank AG, New York Branch and Deutsche Bank AG, Cayman Islands Branch to NWC Funding Corporation pursuant to Assignment of Leases and Rents dated November 4, 1987, filed of record November 16, 1987, as Document No. 1888190.

         Amended and restated pursuant to Amendment and Restatement of Assignment of Leases and Rents dated as of November 4, 1987, filed of record November 16, 1987, as Document No. 1888192.

         Collaterally assigned from NWC Funding Corporation to Deutsche Bank AG, New York Branch and Morgan Guaranty Trust Company of New York, as their interests may appear, pursuant to an Assignment and Security Agreement dated as of November 4, 1987, filed of record December 14, 1987, as Document No. 1894794, which collateral Assignment and Security Agreement has been satisfied and terminated by a Satisfaction and Termination dated as of April ___, 1995, filed of record _____________, 1995, as Document No. ____________.

         Amended by First Amendment to Assignment of Leases and Rents dated August 7, 1992, filed of record October 8, 1992, as Document No. 2304101, by and between NWC Limited Partnership, a Minnesota limited partnership, and NWC Funding Corporation, a Delaware corporation.

         Amended by a Second Amendment to Assignment of Leases and Rents dated as of September 29, 1993, filed of record ________, 1995, as Document No. _____________.

Assignor does hereby covenant and warrant to Assignee that it has good right and lawful authority to transfer and assign the Assigned Documents and hereby authorizes and empowers Assignee to take any action which it may deem necessary to enforce the terms and conditions thereof. This Assignment is binding upon the successors and assigns of Assignor and inures to the benefit of the heirs, legal representatives, successors and assigns of the Assignee.

         This Assignment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

                                     NWC FUNDING CORPORATION

                                     By
                                       ----------------------------------------
                                       Kevin P. Mahoney
                                       Its Vice President and Treasurer

                          and
                                     By /s/ THOMAS P. LOFTUS
                                       ----------------------------------------
                                       Thomas P. Loftus
                                       Its Vice President and Secretary


STATE OF ________________)
                         )  ss.
COUNTY OF _______________)

         The foregoing instrument was acknowledged before me this ___ day of April, 1995, by Kevin P. Mahoney, the Vice President and Treasurer of NWC Funding Corporation, a Delaware corporation, on behalf of the corporation.

                                              ----------------------
                                              Notary Public


STATE OF MINNESOTA)
                  ) ss.
COUNTY OF HENNEPIN)

         The foregoing instrument was acknowledged before me this 7th day of April, 1995, by Thomas P. Loftus, the Vice President and Secretary of NWC Funding Corporation, a Delaware corporation, on behalf of corporation.



KRISTINA DAVIS                                       /s/ KRISTINA DAVIS
NOTOARY PUBLIC - MINNESOTA                           --------------------------
My Commission Expires Jan. 31, 2000                  Notary Public

                                             NWC FUNDING CORPORATION

                                             By /s/ KEVIN P. MAHONEY
                                                -----------------------------
                                                Kevin P. Mahoney
                                                Its Vice President and Treasurer

                                 and
                                             By
                                                ------------------------------
                                                Thomas P. Loftus
                                                Its Vice President and Secretary


STATE OF TEXAS  )
                )  ss.
COUNTY OF HARRIS)

         The foregoing instrument was acknowledged before me this 6th day of April, 1995, by Kevin P. Mahoney, the Vice President and Treasurer of NWC. Funding Corporation, a Delaware corporation, on behalf of the corporation.

     MELANIE PEARSON                                   /s/ MELANIE PEARSON
Notary Public, State of Texas                          -----------------------
  My Commission Expires                                NOTARY Public
        01/04/97


STATE OF MINNESOTA)
                  )  ss.
COUNTY OF HENNEPIN)

         The foregoing instrument was acknowledged before me this ____ day of April, 1995, by Thomas P. Loftus, the Vice President and Secretary of NWC Funding Corporation, a Delaware corporation, on behalf of the corporation.


                                           -------------------------
                                           Notary Public

               THIS THIRD AMENDED AND RESTATED PROMISSORY NOTE HAS BEEN ASSIGNED BY NWC FUNDING CORPORATION TO DEUTSCHE BANK AG, NEW YORK BRANCH, PURSUANT TO AN ASSIGNMENT AND SECURITY AGREEMENT DATED AS OF NOVEMBER 4, 1987,
                AS AMENDED, AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO THE TERMS OF SAID ASSIGNMENT

                           THIRD AMENDED AND RESTATED
                                PROMISSORY NOTE

$110,000,000.00                                           Minneapolis, Minnesota
                                                                  August 5, 1986


         FOR VALUE RECEIVED, the undersigned, NWC LIMITED PARTNERSHIP, a Minnesota limited partnership (the "Borrower"), hereby agrees and promises to pay to the order of NWC Funding Corporation, a Delaware corporation (and the assignee of NFW Corporation, a Minnesota corporation under an assignment agreement dated as of November 4,1987) ("Holder") or its assigns at the office of Deutsche Bank AG, New York Branch (the "Bank") at 31 West 52nd Street, New York, New York 10019, or such other place as the Holder, or its assigns, may from time to time designate, the principal sum of One Hundred Ten Million and 00/100 Dollars ($110,000,000.00) or so much as may be advanced hereunder as Primary Obligations from time to time in accordance with the terms and conditions of the Amendment and Restatement, dated as of November 4, 1987, to that certain Credit Facility Agreement, dated as of August 5, 1986, and amended as of December 15, 1986. and February 17, 1987 as such Amendment and Restatement was amended as of August 7, 1992, and as further amended of even date herewith (as the same may from time to time be further amended, supplemented or otherwise modified, the "Credit Facility Agreement"), between the Borrower and the Holder, and to pay interest on the unpaid principal balance from the date hereof at the rates per annum and at the times specified in the Credit Facility Agreement until this Note is fully paid. Both the principal balance and interest thereon shall be payable in coin or currency which at the time of payment is legal tender for the payment of public or private debts in the United States of America.

         The outstanding principal of all amounts advanced under the Credit Facility Agreement and evidenced hereby shall be due and payable on December 31, 2005.

         This Note is a third amendment and restatement of the promissory note originally issued by the Borrower in favor of the Bank on August 5, 1986, as the same was amended and restated as of November 4, 1987, to evidence the endorsement of the same by the Bank to the Holder and the assignment of the same from the Holder to the Bank, and as further amended and restated as of August 7, 1992, to evidence, among other things, the extension of the maturity date thereof. This Note supersedes in its entirety, but has not been issued in satisfaction of, the second amended and restated note delivered by the Borrower to the Bank. The original principal amount of this Note has not been amended.

         This Note constitutes a revolving line of credit note under which advances, payments and readvances may be made from time to time as Primary Obligations in accordance with the terms of the Credit Facility Agreement provided the maximum amount of outstanding principal hereunder shall in no event exceed One Hundred Ten Million and 00/100 Dollars ($110,000,000). This
Note is secured by an Amendment and Restatement, dated as of November 4, 1987, to the Mortgage and Security Agreement and Fixture Financing Statement Securing a Revolving Line of Credit given by the Borrower to the Holder, dated as of August 5, 1986 and amended as of January 15, 1987, as such Amendment and Restatement was further amended as of August 7, 1992, and as further amended of even date herewith (as the same may from time to time be further amended, supplemented or otherwise modified, the "Mortgage"), which constitutes a revolving line of credit mortgage by Borrower in accordance with Minn. Stat. Sections 507.325 and 508.555. All amounts advanced and readvanced under this Note shall be secured by the Mortgage, regardless of the time or amount of advances, payments or readvances and whether or not the advances or readvances are obligatory.

         Per diem interest shall be computed on the basis of a three hundred sixty (360) day year but shall be payable on the actual days elapsed during the term of this Note.

         All payments made under this Note shall be applied first to interest, second to any late charges due hereunder, and then to principal except that if any advances made by Holder due to the occurrence of an Event of Default (as defined in the Credit Facility Agreement) are not repaid on demand, any moneys received, at the option of Holder may first be applied to repay such advances, plus interest thereon at the variable Default Rate per annum thereafter (as defined in the Credit Facility Agreement), and the balance, if any, shall be applied on account of any installments then due.

         This Note is secured by (i) the Mortgage by which Borrower has granted to Holder a first mortgage lien on and security interest in the Premises, as therein defined, located in Hennepin County, Minnesota (the "Premises"); (ii) an Amendment and Restatement, dated as of November 4, 1987, to the Assignment of Leases and Rents, dated as of August 5, 1986, as such Amendment and Restatement was amended as of August 7, 1992, and as further amended of even date herewith (as the same may from time to time be further amended, supplemented or otherwise modified, the "Assignment") by which Borrower has assigned to Holder its interest in all rents and leases of the Premises; (iii) the Credit Facility Agreement; and (iv) certain other collateral security documents (as the same may from time to time be further amended, supplemented, or otherwise modified, "Security Documents"). The terms of the Mortgage, the Assignment, and the Credit Facility Agreement and an other Security Documents securing this Note are incorporated herein by reference and made a part hereof

         The remedies of Holder, as provided herein, and in the Mortgage, the Assignment, the Credit Facility Agreement, and other collateral Security Documents shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of Holder and may be exercised as often as the occasion therefor shall arise.

         It is agreed that time is of the essence in the performance of this Note. Upon the occurrence of an Event of Default under or as defined in the Mortgage, the Assignment, the Credit Facility Agreement, or any other Security Document, Holder shall have the right and option to declare, without notice, all remaining unpaid principal and accrued interest evidenced by this Note immediately due and payable. Holder may exercise this option to accelerate at any time during the occurrence of any Event of Default described above regardless of any forbearance by Holder.

         Upon the occurrence of an Event of Default and if the same is referred to any attorney for collection or any action at law or in equity is brought with respect hereto, Borrower shall pay Holder all expenses and costs of collection, including, but not limited to, attorneys' fees.

         Borrower, all guarantors and all other persons liable for all or any part of the indebtedness evidenced by this Note severally waive presentment for payment, protest and notice of non-payment and dishonor. From time to time, without affecting the obligations of Borrower under this Note, the Mortgage, the Assignment, the Credit Facility Agreement or any other Security Document, and without affecting the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness evidenced by this Note, and without giving notice to or obtaining the consent of Borrower or such guarantors, and without liability on the part of Holder, Holder may, at Holder's option, extend the time for payment of sums due under this Note, reduce payments thereon, release anyone liable for the payment of any portion of the indebtedness evidenced by this Note, accept a renewal or extension of the Note, join in any extension or subordination agreement, release any security given therefor, take or release other or additional security, and agree in writing with Borrower to modify the rate of interest or period of amortization of this Note and to change the amount of the monthly installments payable hereunder.

         All agreements between Holder and Borrower are hereby expressly limited so that no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to

Holder for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. ff from any circumstances whatsoever, fulfillment of any provisions hereof or of the Mortgage Credit Facility Agreement Assignment or any other Security Documents shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if from any circumstances Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be in excess of such highest lawful rate shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest or returned to Borrower, at the option of Holder. This provision shall control every other provision of an agreements between Borrower and Holder and shall also be binding upon and available to any subsequent holder or endorsee of this Note.

         No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion.

         Notwithstanding anything to the contrary contained in this Note, the Mortgage, the Credit Facility Agreement, the Assignment or the Security Documents (collectively, the "Loan Documents"), the Holder agrees that no deficiency or other money judgment, order or execution shall be sought, taken, or entered in any suit, action, or proceeding, whether legal or equitable, against the Borrower or any partners, shareholders, officers or directors of the Borrower (direct or indirect), or its successors and assigns, for the purpose of enforcing or obtaining satisfaction of any of the obligations under the Loan Documents and that the Holder's sole recourse under the Loan Documents shall be against the Premises and the other property encumbered by the Loan Documents.

         Notwithstanding anything herein to the contrary, any reference herein to the Credit Facility Agreement, the Mortgage, the Assignment or any Security Document shall be to such document as the same may be amended from time to time.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date and year set forth above.

                                         NWC LIMITED PARTNERSHIP,
                                         a Minnesota limited partnership

                                         By:  Sixth & Marquette Limited Partnership, a Minnesota limited partnership

                                              Its:     General Partner


                                         By:  Hines Minneapolis 1986 Associates Limited Partnership, a
                                               Minnesota limited partnership

                                              Its:     General Partner

                                         By:  GDHI Limited Partnership, a Texas limited partnership

                                              Its:     General Partner


                                         By:  /s/ GERALD D. HINES
                                            -------------------------------
                                              Gerald D. Hines

                                              Its:     General Partner

Pay to the order of Deutsche Bank AG
New York Branch                               Pay to the order of Norwest
                                              Corporation, without Representation
NWC FUNDING Corporation                       or Recourse.

                                              DEUTSCHE BANK AG, New York Branch
By: /s/ THOMAS P. LOFTUS
   ------------------------
         Title: President                     By: /s/ JEAN HANNIGAN
                ------------                      ----------------------------

By: /s/ SCOTT M. DALRYMPLE                    By: /s/ VOSHWANIE S. SEWSANKAR
                                                  ----------------------------
         Title: Secretary
               -------------

                                         NWC FUNDING CORPORATION

                                         By: /s/ THOMAS P. LOFTUS
                                             ----------------------------

                                         By: /s/ SCOTT M. DALRYMPLE
                                             ----------------------------

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